UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2010

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
As previously reported in the Current Report on Form 8-K dated July 1, 2010 (the “Original Form 8-K”), Tower Group, Inc. (“Tower”) completed the acquisition of the Personal Lines Division of OneBeacon Insurance Group, Ltd. (“OneBeacon”) for a cash purchase price of $167 million pursuant to the Purchase Agreement, dated as of February 2, 2010, by and among Tower, OneBeacon, OneBeacon Insurance Group LLC, OneBeacon America Insurance Company, The Employers’ Fire Insurance Company, The Camden Fire Insurance Association, Homeland Insurance Company of New York, OneBeacon Insurance Company, OneBeacon Midwest Insurance Company, Pennsylvania General Insurance Company and The Northern Assurance Company of America (the “Purchase Agreement”). This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K of the Company to include financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business acquired.
The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.2 and 99.3, respectively.
Carve-out Financial Statements of
OneBeacon Insurance Group, Ltd.’s
Traditional Personal Lines Business
(a Carve-out of OneBeacon Insurance Group, Ltd.)
(i)	Interim Unaudited Carve-out Financial Statements (Exhibit 99.2)
•	Unaudited Carve-out Balance Sheets as of June 30, 2010 and December 31, 2009

•	Unaudited Carve-out Statements of Operations for the six months ended June 30, 2010 and 2009

•	Unaudited Carve-out Statements of Changes in Equity as of June 30, 2010 and 2009

•	Unaudited Carve-out Statements of Cash Flows for the six months ended June 30, 2010 and 2009

•	Notes to Unaudited Carve-out Financial Statements
(ii)	Annual Carve-out Financial Statements (Exhibit 99.3)
•	Report of Independent Registered Public Accounting Firm

•	Carve-out Balance Sheets as of December 31, 2009 and 2008

•	Carve-out Statements of Operations for the years ended December 31, 2009 and 2008

•	Carve-out Statements of Changes in Equity for the years ended December 31, 2009 and 2008

•	Carve-out Statements of Cash Flows for the years ended December 31, 2009 and 2008

•	Notes to Carve-out Financial Statements
(b) Pro forma financial information
The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.4.
Unaudited Pro Forma Financial Information (Exhibit 99.4)
•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2010

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the six months ended June 30, 2010

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2009

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) Not applicable
(d) Exhibits

Number	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

99.2	• Unaudited Carve-out Balance Sheets as of June 30, 2010 and December 31, 2009

• Unaudited Carve-out Statements of Operations for the six months ended June 30, 2010 and 2009

• Unaudited Carve-out Statements of Changes in Equity as of June 30, 2010 and 2009

• Unaudited Carve-out Statements of Cash Flows for the six months ended June 30, 2010 and 2009

• Notes to Unaudited Carve-out Financial Statements

99.3	• Report of Independent Registered Public Accounting Firm

• Carve-out Balance Sheets as of December 31, 2009 and 2008

• Carve-out Statements of Operations for the years ended December 31, 2009 and 2008

• Carve-out Statements of Changes in Equity for the years ended December 31, 2009 and 2008

• Carve-out Statements of Cash Flows for the years ended December 31, 2009 and 2008

• Notes to Carve-out Financial Statements

99.4	• Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2010

• Unaudited Condensed Consolidated Pro Forma Statement of Income for the six months ended June 30, 2010

• Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2009

• Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: September 13, 2010	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Senior Vice President & Chief Financial Officer